INCOME TAXES - Disclosure of detailed information about unrecognized deductible temporary differences and unused tax losses for no deferred tax asset recognized (Details) - CAD ($) $ in Thousands	Aug. 31, 2022	Aug. 31, 2021
Major components of tax expense (income) [abstract]
Deductible temporary differences	$ 24,667	$ 31,803
Tax losses	238,595	191,607
Temporary differences for which deferred tax liabilities have not been recognised	$ 263,262	$ 223,410